UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 — Other Events

Item 8.01.	Other Events.

On June 21, 2017, American International Group, Inc. (“AIG”) closed the sale of €1,000,000,000 aggregate principal amount of AIG’s 1.875% Notes Due 2027 (the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated June 12, 2017, between AIG and Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited and HSBC Bank plc, as representatives of the several underwriters named therein;

•	Thirty-Fourth Supplemental Indenture, dated as of June 21, 2017, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the Notes;

•	Opinion of Sullivan & Cromwell LLP, dated June 21, 2017, as to the validity of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated June 21, 2017, as to United States Federal income tax.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated June 12, 2017, between AIG and Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited and HSBC Bank plc, as representatives of the several underwriters named therein.

4.1	Thirty-Fourth Supplemental Indenture, dated June 21, 2017, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Form of the Notes (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated June 21, 2017, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated June 21, 2017, as to United States Federal income tax.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: June 21, 2017	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX
Exhibit No.	Description

1.1	Underwriting Agreement, dated June 12, 2017, between AIG and Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited and HSBC Bank plc, as representatives of the several underwriters named therein.

4.1	Thirty-Fourth Supplemental Indenture, dated June 21, 2017, between AIG and The Bank of New York Mellon, as Trustee.

4.2	Form of the Notes (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated June 21, 2017, as to the validity of the Notes.

8.1	Opinion of Sullivan & Cromwell LLP, dated June 21, 2017, as to United States Federal income tax.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).